Supplement dated July 7, 2017

to the Prospectus, the Summary Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2017, as supplemented, for the following Fund:

Fund
COLUMBIA ACORN TRUST Columbia Acorn European FundSM

The Fund’s Summary Prospectus and Prospectus are hereby supplemented as follows:

1.	Effective September 30, 2017, all references to the Fund’s portfolio manager(s) are revised to reflect that the Fund’s Portfolio Manager is Stephen Kusmierczak, CFA.

Mr. Kusmierczak has served as Co-Portfolio Manager of the Fund since its inception in 2011. He has been associated with the Funds’ investment manager, Columbia Wanger Asset Management, LLC, or its predecessors, as an investment professional since 2001 and has been a Vice President of Columbia Acorn Trust since 2011. Mr. Kusmierczak began his investment career in 1999 and earned a B.A. from Bowdoin College and an M.P.A. from Princeton University, Woodrow Wilson School of Public and International Affairs.

2.	Effective immediately, the Annual Fund Operating Expenses table that appears under the section heading “Fees and Expenses of the Fund” is removed and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R4	Class R5	Class Y	Class Z
Management fees	1.19%	1.19%	1.19%	1.19%	1.19%	1.19%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(c)(d)	0.57%	0.57%	0.57%	0.51%	0.46%	0.57%
Total annual Fund operating expenses	2.01%	2.76%	1.76%	1.70%	1.65%	1.76%
Fee waivers and/or expense reimbursements(e)	(0.56)%	(0.56)%	(0.56)%	(0.57)%	(0.57)%	(0.56)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.45%	2.20%	1.20%	1.13%	1.08%	1.20%

(c)	Other expenses for Class Y shares are based on estimated amounts for the Fund’s current fiscal year.
(d)	Other expenses have been restated to reflect changes in the fees paid by the Fund to Columbia Management Investment Services Corp. (the Transfer Agent) and are based on estimated amounts for the Fund’s current fiscal year, taking into consideration the method by which fees paid by the Fund to the Transfer Agent are allocated among the Fund’s Class A, Class C, Class R4 and Class Z shares and are calculated separately for each of Class Y and Class R5 shares.
(e)	Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive fees and reimburse certain expenses of the Fund so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class R4 shares, 1.13% for Class R5 shares, 1.08% for Class Y shares and 1.20% for Class Z shares, through June 30, 2019. This arrangement may only be modified, amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.

3.	Effective immediately, the Example table and the paragraph that immediately precedes it under the section heading “Fees and Expenses of the Fund” are removed and replaced with the following:

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first and second year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$714	$1,064	$1,495	$2,691
Class C (assuming redemption of all shares at the end of the period)	$323	$747	$1,357	$3,005
Class C (assuming no redemption of shares)	$223	$747	$1,357	$3,005
Class R4 (whether or not shares are redeemed)	$122	$442	$846	$1,977
Class R5 (whether or not shares are redeemed)	$115	$421	$813	$1,910
Class Y (whether or not shares are redeemed)	$110	$406	$786	$1,856
Class Z (whether or not shares are redeemed)	$122	$442	$846	$1,977

Effective immediately, the Fund’s Prospectus is supplemented by removing the information that appears under the section heading “More Information About the Fund — Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” and replacing it with the following:

Effective July 1, 2017, the Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund through June 30, 2019 so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of:

Columbia Acorn European Fund
Class A	1.45%
Class C	2.20%
Class R4	1.20%
Class R5	1.13%
Class Y	1.08%
Class Z	1.20%

This arrangement may only be modified, amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.

Also effective July 1, 2017, the Transfer Agent has contractually agreed to waive a portion of the fees payable by the Fund such that through June 30, 2019, fees paid by the Fund to the Transfer Agent do not exceed (i) 0.00% of the average daily net assets of Class Y shares of the Fund and (ii) 0.05% of the average daily net assets of Class R5 shares of the Fund. This arrangement is reflected in the contractual agreement of the Investment Manager described immediately above.

The Fund’s SAI is hereby supplemented as follows:

1.	Effective September 30, 2017, all references to the Fund’s portfolio manager(s) are revised to reflect that the Fund’s Portfolio Manager is Stephen Kusmierczak, CFA.

2.	Effective immediately, the second-to-last paragraph that appears under the section heading “Investment Advisory and Other Services — The Investment Manager and Investment Advisory Services — Expense Limitations” is removed and replaced with the following:

With respect to Columbia Acorn European Fund, the Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class R4 shares, 1.13% for Class R5 shares, 1.08% for Class Y shares and 1.20% for Class Z shares, through June 30, 2019. This arrangement may only be modified, amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.

Shareholders should retain this Supplement for future reference.

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